UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 27, 2021

CNH EQUIPMENT TRUST 2021-B

(Exact Name of Issuing Entity as Specified in its Charter)

Issuing Entity CIK: 0001866796

CNH CAPITAL RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Depositor CIK: 0001115252

CNH INDUSTRIAL CAPITAL AMERICA LLC

(Exact Name of Sponsor as Specified in its Charter)

Sponsor CIK: 0001540092

Delaware

(State or Other Jurisdiction of Incorporation)

333-228954 333-228954-05 (Commission File Number)	39-1995297 (CNH Capital Receivables LLC) 87-6354852 (CNH Equipment Trust 2021-B) (IRS Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois (Address of Principal Executive Offices)	60527 (Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01.  Entry into a Material Definitive Agreement.

On July 27, 2021, CNH Equipment Trust 2021-B (the “Trust”) publicly issued $163,000,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $273,000,000 of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $313,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $75,850,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”), and $18,990,000 of Class B Asset Backed Notes (the “Class B Notes” and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form SF-3 (File No. 333-228945) on December 21, 2018 (as amended by pre-effective amendment no.1 on February 19, 2019).

The lead managers for the issuance of the Notes are BofA Securities, Inc., BNP Paribas Securities Corp. and Mizuho Securities USA LLC (the “Representatives”).  In connection with the offering described above, as described in the Prospectus dated July 20, 2021 (the “Prospectus”) which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing the final forms of the agreements listed below under exhibits (the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

Item 9.01. Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

Exhibit No.	Document Description
4.1	Indenture, dated as of July 1, 2021, between CNH Equipment Trust 2021-B and Citibank, N.A., as indenture trustee

4.2	Sale and Servicing Agreement, dated as of July 1, 2021, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2021-B

4.3	Purchase Agreement, dated as of July 1, 2021, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.4	Administration Agreement, dated as of July 1, 2021, among CNH Equipment Trust 2021-B, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Citibank, N.A., as indenture trustee

4.5

Asset Representations Review Agreement, dated as of July 1, 2021, among CNH Equipment Trust 2021-B, New Holland Credit Company, LLC and Clayton Fixed Income Services LLC, as asset representations reviewer

4.6	Memorandum of Understanding, dated as of July 27, 2021, among CNH Industrial Capital America LLC, CNH Capital Receivables LLC, CNH Equipment Trust 2021-B and Citibank, N.A., as indenture trustee

4.7	Letter Agreement, dated as of July 27, 2021, among New Holland Credit Company, LLC and Wilmington Trust Company, as trustee

INDEX TO EXHIBITS

Exhibit No.	Document Description
4.1	Indenture, dated as of July 1, 2021, between CNH Equipment Trust 2021-B and Citibank, N.A., as indenture trustee

4.2	Sale and Servicing Agreement, dated as of July 1, 2021, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2021-B

4.3	Purchase Agreement, dated as of July 1, 2021, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.4	Administration Agreement, dated as of July 1, 2021, among CNH Equipment Trust 2021-B, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Citibank, N.A., as indenture trustee

4.5

Asset Representations Review Agreement, dated as of July 1, 2021, among CNH Equipment Trust 2021-B, New Holland Credit Company, LLC and Clayton Fixed Income Services LLC, as asset representations reviewer

4.6	Memorandum of Understanding, dated as of July 27, 2021, among CNH Industrial Capital America LLC, CNH Capital Receivables LLC, CNH Equipment Trust 2021-B and Citibank, N.A., as indenture trustee

4.7	Letter Agreement, dated as of July 27, 2021, among New Holland Credit Company, LLC and Wilmington Trust Company, as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

By:	/s/ Douglas MacLeod
Name:	Douglas MacLeod
Title:	Assistant Treasurer

Dated:  July 27, 2021